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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 19, 2000


                      Ticketmaster Online-CitySearch, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  0-25041                   95-4546874
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(State or Other Jurisdiction  (Commission File             (IRS Employer
     of Incorporation)             Number)                Identification No.)


790 E. Colorado Boulevard, Suite 200, Pasadena, California                 91101
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (626) 405-0050


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ITEM 5.   OTHER EVENTS.

     On April 19, 2000, the Registrant issued a press release announcing its results for the quarter ended March 31, 2000. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.


EXHIBIT NO.                         DESCRIPTION
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99.1                                Press Release dated April 19, 2000.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TICKETMASTER ONLINE-CITYSEARCH, INC.

Date:  April 19, 2000                  By: /S/  BRADLEY K. SERWIN
                                           -------------------------------------
                                           Bradley K. Serwin
                                           Vice President, General Counsel
                                           and Secretary



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INDEX TO EXHIBITS


EXHIBIT NO.                         DESCRIPTION
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99.1                                Press Release dated April 19, 2000.



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